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                                                                  Exhibit 10.3B

                       FIRST AMENDMENT TO LEASE AGREEMENT



                                 BY AND BETWEEN



                          HEWSON/DESOTO PHASE I, L.L.C.

                                       AND

                WILLIAMS-SONOMA RETAIL DISTRIBUTION CENTER, INC.



                         DATED: AS OF SEPTEMBER 1, 1999


PREPARED BY:

BAKER, DONELSON, BEARMAN & CALDWELL


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2000 FIRST TENNESSEE BUILDING
165 MADISON AVENUE
MEMPHIS, TENNESSEE 38103




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                       FIRST AMENDMENT TO LEASE AGREEMENT

        THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment"), entered into as of the 1st day of September, 1999, by and between HEWSON/DESOTO PHASE I, L.L.C., an Arizona limited liability company (the "Landlord"), and WILLIAMS-SONOMA RETAIL DISTRIBUTION CENTER, INC., a California corporation (the "Tenant");

                           W I T N E S S E T H, that:

        The Original Lease (as hereinafter defined), as modified by this Amendment, constitutes a financing agreement for the purposes of Sections 57-10-409 and 27-7-22.3 of the Mississippi Code of 1972, as amended.

        By means of a Lease Agreement dated as of December 1, 1998 by and between Landlord and Williams-Sonoma, Inc., a California corporation ("Original Tenant"), recorded at Book 79, Page 520 of the Land Deed Records, Chancery Clerk's Office, DeSoto County, Mississippi (the "Original Lease"), Landlord leased to Original Tenant that entire certain parcel of land (the "Property"), containing 66.847 acres, more or less, and the easements and appurtenances thereto, located in the County of DeSoto, State of Mississippi, as described in EXHIBIT "A" attached hereto and made a part hereof, together with the building, and on-site and off-site improvements as described therein (the "Original Improvements") (the Property and the Original Improvements being herein sometimes called the "Original Project"). The Original Project was financed through the issuance of $30,300,000 Taxable Industrial Development Revenue Bonds, Series 1998 (Hewson/DeSoto Phase I, L.L.C. Project) (the "Series 1998 Bonds") by the Mississippi


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Business Finance Corporation (the "Issuer"), pursuant to a Loan Agreement dated as of December 1, 1998 between the Issuer and Landlord (the "Original Loan Agreement"). The Bonds were issued pursuant to a Trust Indenture (the "Original Indenture") of even date therewith executed by and between the Issuer and Union Planters National Bank, N.A., as Trustee (the "Original Trustee"), and were secured by a deed of trust of even date therewith and executed by Landlord in favor of the Issuer (the "Original Deed of Trust"), which was assigned by the Issuer to the Original Trustee pursuant to the Indenture. Interests of various parties in the Original Project were subject to the Tenant Estoppel, Subordination, Non-Disturbance and Attornment Agreement (the "Original Non-Disturbance Agreement") of even date therewith by and among the Landlord, the Original Tenant, the Issuer and the Original Trustee. Subsequent to the issuance of the Series 1998 Bonds, the Original Tenant assigned its interests under the Original Lease to the Tenant, a wholly owned subsidiary of Original Tenant, by means of an Assignment of Lease dated as of July 1, 1999 (the "Assignment").

        The Rental Commencement Date and Occupancy Commencement Date under the Original Lease occurred on July 6, 1999, the date upon which Tenant commenced actual productive use of the Original Project as a distribution center. Prior to such date, Tenant installed in the Original Project certain fixtures (the "Original Fixtures") and equipment (the "Original Equipment") not subject to the Original Lease.

        The parties now wish to amend the Original Lease to provide for an addition to the Original Improvements as described more fully herein. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, for a term equal to the remainder of the Primary Term (as defined in the Original Lease), the Addition to be constructed on the Property, and on-site and


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off-site improvements, all as described in the 1999 Plans (as defined in the
First Supplement to Loan Agreement, as hereinafter defined) attached hereto as EXHIBIT "B" (the "Addition"). Tenant shall, during the course of and upon completion of the construction of the Addition, at the Tenant's sole cost and expense, install in the Addition certain fixtures (the "Addition Fixtures") and equipment (the "Addition Equipment").

        The Addition will be financed with the proceeds of the $8,900,000 Taxable Industrial Development Revenue Bonds, Series 1999 (Hewson/DeSoto Phase I, LLC Project) issued by the Issuer pursuant to a First Supplemental Trust Indenture of even date herewith (the "First Supplemental Indenture") by and between the Issuer and First Tennessee Bank National Association as successor trustee (the "Trustee"). Such bonds (the "Series 1999 Bonds") will be Additional Bonds (as defined in the Original Indenture), the proceeds of which will be loaned to the Landlord by Issuer pursuant to the Original Loan Agreement, as modified by a First Supplement to Loan Agreement of even date herewith (the "First Supplement to Loan Agreement"). Landlord represents and warrants that all requirements set forth in the Original Indenture and the Original Loan Agreement for the issuance of Additional Bonds have been satisfied. The Series 1999 Bonds will be secured on a parity with the Series 1998 Bonds. Documents executed to secure the Series 1998 Bonds will be amended to reflect the issuance of the Series 1999 Bonds and to subject the collateral pledged thereunder to a parity lien for holders of Series 1999 Bonds.

        Based upon the foregoing, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree to the foregoing


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recitals and agree to modify the Lease upon the following terms, provisions, conditions and limitations, and the parties respectively covenant and agree to such modifications as follows:

        1. Definitions. Unless the context otherwise requires or unless otherwise amended or defined herein, definitions of capitalized terms used in the Original Lease shall be deemed to be amended by, and to have the meanings set forth in, the First Supplemental Indenture and First Supplement to Loan Agreement, and shall be incorporated herein. Capitalized terms used herein which are defined in the Original Lease, which are not amended by the First Supplemental Indenture or First Supplement to Loan Agreement, and which are not otherwise defined herein shall have the meaning set forth in the Original Lease. In addition, definitions set forth in the Recitals of this Amendment are incorporated herein. Furthermore, the following definitions of capitalized terms in the Original Lease shall be amended as follows:

(a) "Basic Rent" shall mean the sum of Basic Rent (as defined in the Original Lease) plus Addition Basic Rent (as defined below in
               Section 2.1.A(c)).

(a) "Company Payments" shall mean the sum of Company Payments (as defined in the Original Lease) plus Addition Company Payments (as defined below in Section 2.1.A(c)).

(a) "Equipment" shall mean the Original Equipment and Addition Equipment taken as a whole.

(a) "Fixtures" shall mean the Original Fixtures and Addition Fixtures taken as a whole.

(a) "Global Basic Rent" shall mean the sum of Global Basic Rent (as defined in the Original Lease) plus Addition Global Basic Rent (as defined below in Section 2.1.A(a)).

(a) "Improvements" shall mean the Original Improvements and the Addition taken as a whole.


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(a)            "Project" shall mean the Property, the Original Improvements, and the Addition.

(a) "Rent" shall mean Basic Rent, Addition Basic Rent, Company Payments, Addition Company Payments, Additional Rent and Addition Additional Rent (as defined below in Section 2.2.A(a)).


        2. Occupancy of the Addition. (a) There shall be added to the Original Lease immediately following Section 1.2 thereof the following Section 1.2.A:

               1.2.A. Occupancy . (a) The parties hereto understand and agree that the Addition is anticipated to be complete and ready for occupancy as evidenced by a Certificate of Occupancy to be issued by the relevant jurisdiction on or about the 10th day of January, 2000 (the "Estimated Addition Completion Date"). Landlord shall exert its best efforts toward the end that the Improvements be completed on or before January 10, 2000. Landlord agrees to give Tenant written notice as to whether or not the Addition will be completed by the Estimated Addition Completion Date as soon as possible, but in any event not later than thirty (30) days prior to the Estimated Addition Completion Date.

               (b) Tenant's responsibility for payment of amounts set forth in Sections 2.1.A and 2.2.A hereof shall commence on that date (the "Addition Rental Commencement Date") which is the earliest of (i) ten
        (10) business days following receipt by the Tenant of a copy of those items required under Section 3.04 of the First Supplement to Loan Agreement, (ii) that date on which Tenant commences actual productive use (as distinct from installation of Addition Fixtures and Addition Equipment) of the Addition as part of the existing distribution facility, or (iii) April 30, 2000. Tenant's occupancy of the Addition shall commence on that date (the "Addition Occupancy Commencement Date") which is the earlier of (1) ten (10) business days following receipt by the Tenant of a copy of those items required under Section 3.04 of the First Supplement to Loan Agreement or (2) that date on which Tenant commences actual productive use (as distinct from installation of Addition Fixtures and Addition Equipment) of the Addition as part of the existing distribution facility. Notwithstanding anything to the contrary herein, Tenant shall have no obligation to pay Addition Company Payments until after the Addition Occupancy Commencement Date and until after all amounts (if any) due to Tenant under the Agreement and Indemnification of even date herewith (the "Indemnification Agreement") have been paid in full.


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               (c) Tenant's obligation to pay those amounts set forth in
        Sections 2.1.A and 2.2.A hereof (other than Addition Company Payments) shall arise on the Addition Rental Commencement Date regardless of any disputes which may occur between Landlord and Tenant concerning construction of the Addition, subject to the provisions of paragraph 7.7.A of this Amendment.

               (d) The Landlord shall construct or cause to be constructed the Addition substantially in accordance with the 1999 Plans and the 1999 Construction Budget (as defined in the First Supplement to Loan Agreement) attached hereto as Exhibit "C." The Landlord shall obtain all approvals requisite to the construction of the Addition, and shall construct the Addition in material compliance with all federal, State and local laws and regulations. On or before the Addition Occupancy Commencement Date, the Landlord will furnish to the Tenant copies of all required permits and authorizations except those permits and authorizations which Tenant must obtain, authorizing the occupancy and uses of the Addition for the purposes contemplated by the Tenant. The Landlord will take such action and institute such proceedings as shall be necessary to cause and require all contractors and material suppliers to complete their contracts, including the correction of any defective work, and the Landlord agrees that the Tenant may, from time to time, in its own name, or in the name of the Landlord, take such action as may be necessary or advisable, as determined by the Tenant, to assure that the construction of the Addition will proceed in an efficient and workmanlike manner. Any amounts recovered as damages, refunds, adjustments or otherwise in connection with the foregoing (a) shall be paid to the Tenant if the Tenant has corrected, at its own expense, the matter which gave rise to such default or breach, or (b) shall be paid to the Landlord if the Landlord has corrected, at its own expense, the matter which gave rise to such default or breach, or (c) shall be paid to the Landlord if the matter which gave rise to such default or breach has not yet been corrected and if such payment is prior to the Addition Occupancy Commencement Date (in which event Landlord shall thereafter promptly apply such amount to the correction of such matter, with the balance, if any, disposed of as set forth in Section 3.05 of the First Supplement to Loan Agreement), or (d) shall be paid to the Tenant if the matter which gave rise to such default or breach has not yet been corrected and if such payment is after the Addition Occupancy Commencement Date (in which event Tenant shall thereafter promptly apply such amount to the correction of such matter, with the balance, if any, disposed of as set forth in Section 3.2(b) of the Original Lease).


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        (b) There shall be added to the Original Lease immediately following
Section 1.3 thereof the following Section 1.3.A:

               1.3.A. Addition Fixtures; Addition Equipment . The parties hereto understand and agree that the Landlord has no responsibility whatsoever regarding the delivery and installation of the Addition Fixtures and Addition Equipment in the Addition, and that the Lease and the Tenant's covenants and agreements contained herein are in no way conditioned upon such delivery or installation.


        3. Rental Terms for the Addition. (a) There shall be added to the Original Lease immediately following Section 2.1 thereof the following Section 2.1.A:

               2.1.A Addition Rent. (a) From and after the Addition Rental Commencement Date, Tenant shall pay Addition Global Basic Rent, subject to adjustment as provided in Section 2.6.A hereof; "Addition Global Basic Rent" being defined (i) during the portion of the Primary Term remaining after such date as the sum of Addition Basic Rent (as defined below) and Addition Company Payments (as defined below) (provided, however, that Tenant shall have no obligation to pay Addition Company Payments until after the Addition Occupancy Commencement Date and until after all amounts due to Tenant under the Indemnification Agreement have been paid in full); and (ii) during the Option Periods, on the same terms as set forth in Section 2.7 of the Lease (provided, however, that during said Option Periods all Addition Global Basic Rent shall also constitute Addition Company Payments hereunder).

               (b) During the portion of the Primary Term remaining after the Addition Rental Commencement Date, the Addition Global Basic Rent shall be payable in the amounts set forth in Exhibit "D" attached hereto (the "Addition Rent Schedule") and made a part hereof, subject to adjustment of the Addition Basic Rent as provided in Section 2.6.A hereof. Any such Addition Basic Rent adjustment will be documented by an amended Exhibit "D," agreed to by the parties, at the time of such adjustment. During any Option Period, the Addition Global Basic Rent shall be determined as set forth in Section 2.7 of the Lease.

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               (c) From and after the Addition Rental Commencement Date through the end of the Primary Term, and so long as any Series 1999 Bonds remain Outstanding or the Indenture has not been released, Tenant shall timely pay to Trustee in accordance with the terms of the Loan Agreement at First Tennessee Bank National Association, 4385 Poplar Avenue, Memphis, Tennessee 38117, Attention: Corporate Trust Services, or such other person or at such other place as Trustee designates in writing to Tenant, without previous demand therefor and without deduction or offset, the amount of quarterly payments of interest accruing on Outstanding Series 1999 Bonds and semi-annual 1999 Mandatory Sinking Fund Payments (as defined in the First Supplemental Indenture) due on the Series 1999 Bonds (the "Addition Basic Rent"). Attached as part of Exhibit "D" is a schedule of payments of Addition Basic Rent over the term of the Series 1999 Bonds assuming no prepayments and assuming no change in the rate of interest borne by the Series 1999 Bonds as described in Section 2.6.A(b). All payments of Addition Basic Rent by Tenant to Trustee shall be credited against Tenant's obligation to pay Addition Global Basic Rent. Attached as part of Exhibit "D" is a schedule of Addition Company Payments for the portion of the Primary Term remaining after the Addition Rental Commencement Date, assuming no prepayment under Section 2.6.A(a). Provided that all amounts due to Tenant under the Indemnification Agreement have been paid in full, from and after the Addition Occupancy Commencement Date and during the portion of the Primary Term remaining after such date, Tenant shall pay such amounts (the "Addition Company Payments") to Landlord, ? Hewson Properties, Inc. at 4636 E. University Drive, Suite 265, Phoenix, Arizona 85034, or to such other person or place as Landlord designates in writing to Tenant, quarterly (on the same day as quarterly interest payments are due on the Series 1999 Bonds), without previous demand therefor, in an amount equal to one-quarter (_) of the difference between (i) the then applicable Addition Global Basic Rent (as adjusted in Section 2.6.A hereof during the remaining portion of the Primary
        Term) for the applicable lease year, and (ii) the Addition Basic Rent for the applicable lease year ("lease year" being the successive one (1) year periods). During any Option Period, all Addition Global Basic Rent shall be deemed to be Addition Company Payments for purposes of the Lease, and shall be paid to Landlord quarterly as set forth in this
        Section 2.1.A(c).

               (d) Notwithstanding any other provision hereof, in the event that the Addition Occupancy Commencement Date occurs on a date other than a quarterly interest payment date on the Series 1999 Bonds, the Addition Company Payments due hereunder shall be prorated for such portion of a quarterly interest period.


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        (b) There shall be added to the Original Lease immediately following
Section 2.2 thereof the following Section 2.2.A:

               2.2.A. Net-Net-Net Lease of Addition. (a) The Original Lease, as modified by this Amendment, constitutes what is commonly known as a "net-net-net lease," it being understood that the Trustee and the Landlord shall receive the Addition Basic Rent and Addition Company Payments, respectively, free and clear of any and all impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with Landlord's ownership and leasing of the Project.

               (b) In addition to the Addition Global Basic Rent provided for in
        Section 2.1.A hereof, from and after the Addition Rental Commencement Date, the Tenant shall pay to Landlord or to third parties as provided elsewhere (particularly in Sections 2.3.A hereof and 2.4. of the Original Lease) as additional rent ("Addition Additional Rent") all impositions, taxes, payments or fees in lieu of taxes, insurance premiums, operating charges, costs and expenses relating to the Addition which arise or may be contemplated under any provisions of the Lease during the portion of the Primary Term remaining following the Addition Rental Commencement Date and any Option Periods. Upon the failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in the Lease for the failure of Tenant to pay Addition Basic Rent. It is the intention of the parties hereto that Tenant shall in no event be entitled to any abatement of or reduction in Addition Global Basic Rent payable hereunder except as expressly provided herein. Any present or future law to the contrary shall not alter this agreement of the parties.

               Amounts payable by Tenant hereunder shall include, but not be limited to, the following:

                (i) Insurance premiums required to maintain the insurance policies attributable to the Addition described in Article IV of the Original Lease;

                (i) Expenses of occupying, operating, altering, maintaining and repairing the Addition throughout the term of the Lease; and

                (i) All taxes, assessments, fees in lieu of taxes and other governmental charges with respect to the Addition, as set forth in Section 6.2 of the Original Loan Agreement, except as provided in

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                Section 2.4 of the Original Lease and except as prorated
                pursuant to Section 2.3.A(a) of this Amendment, and all other expenses and charges (including any asserted by the Issuer or the Trustee, including but not limited to Trustee's regular and extraordinary fees, as to all of which Landlord shall be entitled to prompt reimbursement by Tenant) which during the term of this Lease shall be levied, assessed or imposed by any governmental authority upon or with respect to, or incurred in connection with the ownership, possession, occupation, operation, alteration, maintenance, repair or use of the Addition.

               If at any time during the term of the Lease under the laws of the State of Mississippi or any political subdivision thereof in which the Addition is situated, a tax or excise on rents or other tax, however described, is levied or assessed by said State or political subdivision against Landlord or the rentals set forth in Section 2.1.A hereof, Tenant covenants to pay and discharge such tax or excise on rents or other tax, but only to the extent of the amount thereof which is lawfully assessed or imposed upon Landlord and which was so assessed or imposed as a direct result of Landlord's interest in the Addition, or of this Amendment or of the rentals accruing hereunder, it being the intention of the parties hereto that all sums payable by Tenant hereunder (including, without limitation, Addition Basic Rent, Addition Company Payments, Addition Additional Rent and all other sums due hereunder) shall be paid to Landlord absolutely net without offset of any kind or deduction of any nature whatsoever except as expressly provided in this Amendment with respect to Addition Company Payments. Any payment or discharge by Tenant of any tax or excise on rents or other tax referred to in the preceding sentence shall not be deemed to be Addition Additional Rent. Nothing in this Amendment shall be construed to require Tenant to pay any franchise, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, excess profits or revenue tax or any other tax or impost charged or levied against Landlord upon the rentals payable by Tenant under this Amendment, except to the extent hereinabove provided. In the case of any assessment for public improvement wherein the cost of the public improvement is permitted to be paid in installments, then and in such event only, such installments falling due during the term of this Amendment shall be paid by Tenant, and all such installments falling due subsequent to the term of this Amendment shall be paid by Landlord, notwithstanding the provisions of Section 2.3.A hereof. For the purpose of the foregoing sentence, an installment is due on the last day prior to the date upon which such an installment becomes delinquent.

               Upon the occurrence and continuation of an event of default hereunder (an "Event of Default"), the Landlord may require the Tenant to deposit with the Trustee (or Landlord if there is no Trustee) in an escrow account bearing interest


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        for the benefit of Tenant (i) an amount equal to (A) all taxes which are due and payable which Tenant is obligated to pay under this Section, including accrued ad valorem taxes, if any, or, in the alternative all amounts due as payments or fees in lieu of taxes, with respect to the Addition plus (B) any then delinquent insurance premiums allocable to the Addition with respect to the insurance required under Section 4.1 of the Original Lease, and (ii) thereafter, each month, an amount equal to one-twelfth (1/12th) of the annual charges for taxes to be paid under this Section 2.2.A and insurance premiums.

               Tenant covenants to cooperate fully with Landlord in taking any actions necessary to apply for and receive ad valorem tax relief for the Addition, including, but not limited to, meeting the requirements of Mississippi Code Section 27-31-101 and Section 27-31-104. Tenant expressly acknowledges that no right of offset with respect to payment of Addition Basic Rent to the Trustee or the payment of other amounts (except Addition Company Payments) hereunder shall arise in the event of the loss of ad valorem tax relief. Landlord agrees that, so long as Tenant is not in default hereunder, if any actions on the part of Landlord result in the occurrence of an event of default under the Loan Agreement or leads to a foreclosure on the Deed of Trust or any other event the result of which is the loss of ad valorem tax relief under the Loan Agreement, Landlord will indemnify Tenant to the extent Tenant is required under this Section 2.2.A to pay ad valorem taxes in excess of the payments in lieu of taxes which otherwise would have been paid by Tenant hereunder.

               (c) Tenant agrees, within six (6) months following the earlier of
        (i) the Addition Occupancy Commencement Date or (ii) the date of issuance of the Series 1999 Bonds, the Tenant will certify in writing to the Landlord as to the number of jobs created or, if prior to the Addition Occupancy Commencement Date, anticipated to be created, as a result of the Addition.

               (d) Tenant will reimburse Landlord with respect to certain environmental inspection matters as follows:

                      (i) On an annual basis, Tenant will reimburse Landlord for the costs of a "walk-through" inspection of the Addition by a qualified environmental engineer reasonably acceptable to Tenant.

                      (ii) If such inspection yields evidence of any potential
               environmental hazards related to Tenant's use and occupancy of the Addition, Tenant will reimburse Landlord for such additional environmental inspections and reports as are deemed reasonably necessary by such engineer.


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        (c) There shall be added to the Original Lease immediately following
Section 2.3 thereof the following Section 2.3.A:

               2.3.A Proration of Addition Taxes . (a) The taxes, fees in lieu of taxes, and other charges and expenses with respect to the Addition, described in Section 2.2.A(a) hereof, shall be prorated when appropriate between Landlord and Tenant in order that all of such taxes and other charges and expenses allocable to the Addition which relate to the period subsequent to the termination of the term of the Lease shall be borne by Landlord and in order that all of such taxes and other charges and expenses allocable to the Addition which relate to the term of the Lease shall be borne by Tenant. Such proration shall be computed in accordance with generally accepted accrual accounting principles and Landlord and Tenant shall each indemnify and hold the other harmless from any taxes and other charges and expenses relating to their respective periods of responsibility which may have become a charge upon the other.

               (b) Tenant shall not enter into any non-terminable contracts or agreements with respect to the Addition extending beyond the term of the Lease without the prior written consent of Landlord, which consent Landlord may not withhold unreasonably and arbitrarily.



        (d) There shall be added to the Original Lease immediately following
Section 2.6 thereof the following Section 2.6.A:


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               2.6.A Addition Global Basic Rent Adjustment . (a) The parties hereto contemplate that the Costs of the Addition provided for hereunder will equal the aggregate sum of Eight Million Nine Hundred Thousand Dollars ($8,900,000.00) (such amount being herein also sometimes called the "Addition Target Cost"). If the Addition is completed for less than the Addition Target Cost (resulting in the transfer of such surplus amount of Series 1999 Bond proceeds from the 1999 Accounts (as defined in the First Supplemental Indenture) within the Acquisition Fund to the Bond Fund (each as defined in the Original Loan Agreement) under Section 5.01(b) of the First Supplemental Indenture, the application of such amount by the Trustee under Section 3.01(d) of the First Supplemental Indenture to the redemption of Series 1999 Bonds at par pro rata at the earliest possible date and the corresponding reduction in the amount of principal and interest payments due on the Series 1999 Bonds), the Addition Global Basic Rent during the portion of the Primary Term remaining after the Addition Occupancy Commencement Date shall be reduced as follows: (1) Addition Basic Rent during such period shall be reduced proportionately, and (2) quarterly Addition Company Payments shall be reduced by an amount equal to (x) the product of one-half percent (0.5%) times such surplus amount of Series 1999 Bond proceeds divided by (y) four (4).

               (b) The Series 1999 Bonds are subject to an interest rate increase on July 1, 2009, or if such day is not a business day, the next succeeding business day (the "1999 Rate Adjustment Date"), as provided in Section 2.02 of the First Supplemental Indenture, up to a maximum of thirteen percent (13%) per annum. Landlord and Tenant agree that, upon receiving notice from the Trustee that such an increase in rate has occurred, the Addition Basic Rent component of the Addition Global Basic Rent during the remaining portion of the Primary Term shall be increased accordingly.

               (c) Following the occurrence of any circumstances set forth in
        Section 6.9 of the Original Loan Agreement requiring or permitting the partial prepayment of Series 1999 Bonds, such amounts will be used to redeem Series 1999 Bonds as provided in Section 3.01(e) of the First Supplemental Indenture. If any such redemption occurs during the portion of the Primary Term remaining after the Addition Occupancy Commencement Date, the Addition Basic Rent component of the Addition Global Basic Rent during such period shall be reduced proportionately.

        4. Right of Offset. There shall be added to the Original Lease immediately following Section 7.7 thereof the following Section 7.7.A:

               7.7.A Right of Offset. So long as Tenant has not exercised any right to terminate the Lease as set forth in Section 10.24(a) of the Original Lease, any breach by Landlord of any term or provision hereof shall, in addition to those rights set forth in Section 10.24(a) of the Original Lease, give Tenant the right to offset sums due Tenant from Landlord as a result thereof against sums payable hereunder to Landlord as Addition Company Payments. In addition, Tenant shall have the right to offset Addition Company Payments owed to Landlord hereunder against sums owed Tenant from time to time pursuant to the Indemnification Agreement (as defined in Section 1.2.A of this Amendment). So long as any Series 1999 Bonds remain Outstanding, or the Indenture has not been released, then notwithstanding a breach by Landlord, Tenant shall remain liable for the payment of all Addition Basic Rent to the Trustee and payment of other amounts (except Addition Company Payments) hereunder until termination of the Lease by Tenant as provided in the Original Lease.


        5. Reaffirmation of Provisions of Articles III, IV, V and VI of the Original Lease. Subject to the last sentence of this paragraph, the Landlord and the Tenant reaffirm, ratify and restate the provisions of Articles III, IV, V and VI of the Original Lease relating to insurance, financial covenants, damage, destruction and condemnation and other provisions included therein, and agree that such provisions shall be equally applicable to the Addition and Addition Basic Rent payable hereunder. References in said Articles to "Occupancy Commencement Date" shall, with respect to the Addition, be deemed to refer to the Addition Occupancy Commencement Date. References therein to "Completion Date" shall, if the applicable damage, destruction or condemnation relates only to the Addition and occurs after the Completion Date, be deemed to refer to the 1999 Completion Date. References in Section 6.4 of the Original Lease to "Tenant" shall be deemed to refer to the Original Tenant.

        6. Notices. Section 10.2 of the Original Lease is amended by deleting subsection (iii) and inserting in lieu thereof the following:

               "(iii) To Trustee, at First Tennessee Bank National Association, 4385 Poplar Avenue, Memphis, Tennessee 38117, Attention: Corporate Trust Services."


        7. Benefits of the Act. There shall be added to the Original Lease immediately following Section 10.10 thereof the following Section 10.10.A:

               10.10.A Benefits of the Act. Landlord and Tenant acknowledge that the Series 1999 Bonds are being issued pursuant to the provisions of
        Section 57-10-401 et seq. of the Mississippi Code of 1972, as amended (the "Act"), so that Tenant may obtain certain benefits provided by the Act as set forth in Section 4.05 of the First Supplement to Loan Agreement. Tenant hereby acknowledges and accepts the obligations set forth in Section 4.05 of the First Supplement to Loan Agreement on its behalf, and said Section is hereby incorporated herein by reference. In order to comply with the requirements of Section 57-10-409 of the Act, Tenant hereby covenants and agrees as follows:

                      (a) The Original Lease as amended by this Amendment may be assigned by Tenant (other than to an affiliate thereof) only upon the prior written consent of the Issuer following the adoption of a resolution by the Issuer to such effect.

                      (b) Upon a default by Tenant in the payment of Addition
               Basic Rent hereunder, the Trustee, on behalf of the Issuer, may exercise the rights and remedies available under the Indenture and the Loan Agreement, including, but not limited to, acceleration of the Bonds, foreclosure of the Deed of Trust and termination of the Lease.


        8. Miscellaneous. (a) All references in the Original Lease to sections in Article I or II shall be deemed to refer to the corresponding sections added by this Amendment as well. By way of example and not limitation, the reference in the second line of Section 2.4(a) of the

Original Lease to "Section 2.2(a) above" shall be deemed to refer to "Section 2.2(a) of the Original Lease and Section 2.2.A(a) of the Amendment."

        (b) The Original Lease shall be deemed amended in all other respects necessary to subject the Addition to its terms, and to make the Addition part of the Project.

        (c) Landlord and Tenant reaffirm all terms and provisions of the Original Lease not expressly amended hereby, and make all representations and warranties set forth therein as of the date hereof. Except as set forth in this Amendment, the Original Lease shall be unchanged and remains in full force and effect.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be an original and the counterparts shall constitute but one and the same instrument.

        (e) This Amendment is to be governed and construed in accordance with the internal laws of the State of Mississippi, without regard to principles of conflicts of laws.

        9. Joinder of Original Tenant. Williams-Sonoma, Inc., as Original Tenant under the Original Lease, joins herein to acknowledge and agree that, notwithstanding the Assignment, it remains jointly and severally liable for the performance of the obligations created by the Original Lease, and is jointly and severally liable for the performance of the obligations created by this Amendment.

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease Agreement as of the day and year first above written.

                                        HEWSON/DESOTO PHASE I, L.L.C., an
                                        Arizona limited liability company

                                        BY: HEWSON PROPERTIES, INC., a
                                            California corporation

                                           By:  /s/s Gary J. Hewson
                                              ----------------------------------
                                              Gary J. Hewson, Chief Executive
                                              Officer

                                                                        LANDLORD

                                        WILLIAMS-SONOMA RETAIL DISTRIBUTION
                                        CENTER, INC., a California corporation

                                        By:  /s/ Jerry Owens
                                           -------------------------------------
                                        Title:  VP Operation
                                              ----------------------------------

                                                                          TENANT

                                        WILLIAMS-SONOMA, INC., a California
                                        corporation

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                                                 ORIGINAL TENANT

STATE OF TENNESSEE
COUNTY OF SHELBY

        Personally appeared before me, TONYA S. COCHRAN, the undersigned authority in and for the said county and state, on this the 7th day of September, 1999, within my jurisdiction, the within-named GARY J. HEWSON, who acknowledged himself to be Chief Executive Officer of HEWSON PROPERTIES, INC., a California corporation, which corporation is the manager of HEWSON/DESOTO PHASE I, L.L.C., an Arizona limited liability company (the "Maker"), and that for and on behalf of said corporation and as its act and deed as manager of the Maker and for and on behalf of the Maker and as its act and deed, he executed and delivered the foregoing instrument after having been duly authorized so to do.



                                      ------------------------------------------
                                      Notary Public

My Commission Expires:

----------------------


STATE OF TENNESSEE
COUNTY OF SHELBY

        Personally appeared before me, TONYA S. COCHRAN, the undersigned authority in and for the said county and state, on this the 7th day of September, 1999, within my jurisdiction, the within-named JERRY E. OWENS, who acknowledged that he is Vice-President and Assistant Secretary of WILLIAMS-SONOMA RETAIL DISTRIBUTION CENTER, INC. and that for and on behalf of the said corporation, and as its act and deed, he executed and delivered the above and foregoing instrument, after first having been duly authorized by said corporation to do so.



                                      ------------------------------------------
                                      Notary Public

My Commission Expires:

----------------------

STATE OF TENNESSEE
COUNTY OF SHELBY

        Personally appeared before me, TONYA S. COCHRAN, the undersigned authority in and for the said county and state, on this the 7th day of September, 1999, within my jurisdiction, the within-named DUANE WEEKS, who acknowledged that he is Senior Vice-President of WILLIAMS-SONOMA, INC., a California corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed and delivered the above and foregoing instrument, after first having been duly authorized by said corporation to do so.



                                      ------------------------------------------
                                      Notary Public

My Commission Expires:

----------------------

                                   EXHIBIT "A"

                            Real Property Description


TRACT I:

LOCATED IN DESOTO COUNTY, MISSISSIPPI:

BEING A SURVEY OF PART OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER, PART OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER, PART OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER AND PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER, SECTION 25, TOWNSHIP 1 SOUTH, RANGE 6 WEST, DESOTO COUNTY MISSISSIPPI AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

        COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 25; THENCE S89 degrees32'11"W ALONG THE NORTH LINE OF SAID SECTION 25 A DISTANCE OF
        80.00 FEET TO A POINT; THENCE S00 degrees31'04"E ALONG A LINE THAT IS
        80.00 FEET WEST OF AND PARALLEL TO THE EAST LINE OF SAID SECTION 25 A DISTANCE OF 491.49 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING S00 degrees31'04"E ALONG A LINE THAT IS 80.00 FEET WEST OF AND PARALLEL TO THE EAST LINE OF SAID SECTION 25 A DISTANCE OF 1485.00 FEET TO A POINT; THENCE S89 degrees13'30"W A DISTANCE OF 1957.52 FEET TO A POINT; THENCE N00 degrees46'30"W A DISTANCE OF 1484.99 FEET TO A POINT; THENCE N89 degrees13'30"E A DISTANCE OF 1964.19 FEET TO THE POINT OF BEGINNING AND CONTAINING 2,911,841 SQUARE FEET OR 66.847 ACRES.

TRACT II:

THE RIGHTS BENEFITTING THE FOREGOING TRACT I CREATED BY (A) THAT CERTAIN RECIPROCAL STORM WATER DRAINAGE AGREEMENT BY AND BETWEEN HEWSON/DESOTO SOUTH, LLC AND HEWSON/DESOTO PHASE I, LLC DATED AS OF THE 1ST DAY OF DECEMBER, 1998,
(B) THAT CERTAIN RECIPROCAL STORM WATER DETENTION AND DRAINAGE AGREEMENT BY AND BETWEEN HEWSON/DESOTO PHASE I, LLC AND WILLIAMS-SONOMA, INC. DATED AS OF THE 1ST DAY OF DECEMBER, 1998, (C) THAT CERTAIN RECIPROCAL CONNECTOR EASEMENT AGREEMENT BY AND BETWEEN HEWSON/DESOTO PHASE I, L.L.C. AND WILLIAMS-SONOMA, INC. DATED AS OF DECEMBER 1, 1998 AND (D) THAT CERTAIN PARKING EASEMENT AGREEMENT BY AND BETWEEN HEWSON/DESOTO PHASE I, L.L.C. AND WILLIAMS-SONOMA, INC. DATED AS OF DECEMBER 1, 1998, EACH RECORDED IN THE OFFICE OF THE CHANCERY CLERK, DESOTO COUNTY, MISSISSIPPI ON DECEMBER 11, 1998.

                                   EXHIBIT "B"

                  Plans for Addition Building and Improvements


                                  See Attached

RETAIL DISTRIBUTION CAMPUS, BUILDING ADDITION,
WILLIAMS-SONOMA, OLIVE BRANCH, MS
Parcel Two 260,640 S.F. Building Expansion
Plans by H&M Design Services, P.C.


                                                                                                Final
Sheet #      Prepared by:  Sheet Title                                             Date     Revision Date
---------------------------------------------------------------------------------------------------------
Cover        H-M           Drawing Index                                           8/20/99
---------------------------------------------------------------------------------------------------------
CE - 1.0     RSM           Grading & Drainage Plan                                 8/17/99
---------------------------------------------------------------------------------------------------------
A - 1.0      H-M           Site Concrete Paving Plan                               8/20/99
---------------------------------------------------------------------------------------------------------
A - 1.1      H-M           Building Additional Floor Plan                          7/22/99       8/20/99
---------------------------------------------------------------------------------------------------------
A - 1.2      H-M           Enlarged Area Floor Plans                               8/20/99
---------------------------------------------------------------------------------------------------------
A - 2.1      H-M           Room Finish & Door Schedules/Details                    7/22/99       8/20/99
---------------------------------------------------------------------------------------------------------
A - 3.1      H-M           Building Addition Elevations                            7/22/99       8/20/99
---------------------------------------------------------------------------------------------------------
A - 3.2      H-M           Tilt-Up Wall Panel Elevations                           7/22/99
---------------------------------------------------------------------------------------------------------
A - 3.3      H-M           Tilt-Up Wall Panel Elevations                           7/22/99       8/20/99
---------------------------------------------------------------------------------------------------------
A - 3.4      H-M           Tilt-Up Wall Panel Elevations                           7/22/99
---------------------------------------------------------------------------------------------------------
A - 4.1      H-M           Wall Sections                                           7/22/99
---------------------------------------------------------------------------------------------------------
A - 4.2      H-M           Wall Sections                                           8/20/99
---------------------------------------------------------------------------------------------------------
A - 5.1      H-M           Architectural Details                                   7/22/99       8/20/99
---------------------------------------------------------------------------------------------------------
A - 7.1      H-M           Building Addition Roof Plan                             7/22/99
---------------------------------------------------------------------------------------------------------
A - 7.2      H-M           Flashing Detail                                         7/22/99
---------------------------------------------------------------------------------------------------------
A - 8.1      H-M           Roof Opening Plan (Section "A")                         7/22/99
---------------------------------------------------------------------------------------------------------
A - 8.2      H-M           Roof Opening Plan (Section "B")                         7/22/99
---------------------------------------------------------------------------------------------------------
C - 1.1      H-M           Building Addition Foundation Plan                       7/22/99
---------------------------------------------------------------------------------------------------------
C - 2.1      H-M           Foundation Sections and Details                         7/22/99
---------------------------------------------------------------------------------------------------------
C - 2.2      H-M           Misc. Plans & Details                                   8/20/99
---------------------------------------------------------------------------------------------------------
S - 1.1      H-M           Building Addition Roof Framing Plan                     7/22/99
---------------------------------------------------------------------------------------------------------
S - 2.1      H-M           Framing Sections & Details                              7/22/99
---------------------------------------------------------------------------------------------------------
M - 1.1      H-M           Site Utilities Plan                                     8/20/99
---------------------------------------------------------------------------------------------------------
M - 3.1      H-M           Building Additional Plumbing Plans                      8/20/99
---------------------------------------------------------------------------------------------------------
M - 3.2      H-M           Enlarged Area Plumbing Plans                            8/20/99
---------------------------------------------------------------------------------------------------------
M - 4.1      H-M           Building Addtion HVAC Plan                              8/20/99
---------------------------------------------------------------------------------------------------------
M - 4.2      H-M           HVAC Details, Schedules & Notes                         8/20/99
---------------------------------------------------------------------------------------------------------
M - 5.1      H-M           Fire Protection Sprinkler Requirement Plan              8/18/99
---------------------------------------------------------------------------------------------------------
E - 1.1      H-M           Electrical Site Plan                                    8/12/99
---------------------------------------------------------------------------------------------------------
E - 2.1      H-M           Lighting Plan (Section "A")                              8/2/99
---------------------------------------------------------------------------------------------------------
E - 2.2      H-M           Lighting Plan (Section "B")                              8/3/99
---------------------------------------------------------------------------------------------------------
E - 2.3      H-M           Luminaire Schedule & Mounting Detail                    8/11/99
---------------------------------------------------------------------------------------------------------
E - 3.1      H-M           Power Plan (Section "A")                                8/12/99
---------------------------------------------------------------------------------------------------------
E - 3.2      H-M           Power Plan (Section "B")                                8/12/99
---------------------------------------------------------------------------------------------------------
E - 4.1      H-M           One Line Diagram                                        8/12/99
---------------------------------------------------------------------------------------------------------
E - 4.2      H-M           Fan Control Panel Schedule                              8/13/99
---------------------------------------------------------------------------------------------------------
E - 4.3      H-M           Panelboard Schedules                                    8/16/99
---------------------------------------------------------------------------------------------------------
E - 5.1      H-M           Systems Plan (Section "A")                              8/20/99
---------------------------------------------------------------------------------------------------------
E - 5.2      H-M           Systems Plan (Section "B")                              8/20/99
---------------------------------------------------------------------------------------------------------

                                   EXHIBIT "C"

                            1999 Construction Budget


                                  See Attached

               EXHIBIT "C" TO FIRST AMENDMENT TO LEASE AGREEMENT

                                   PHASE TWO

COST PROJECTION - WILLIAMS-SONOMA PROJECT                               09/02/99

ASSUMPTIONS:
-- ------- ------- ------- ------- ----- --------- ---------    ----------

     - ADDITION TO EXISTING OLIVE BRANCH DISTRIBUTION BUILDING
     - 6 MONTH DEVELOPMENT TIMEFRAME
     - 9.25% RATE FOR CAPITALIZED INTEREST FUND

     BOND ISSUANCE WILL BE: $8,898,599
-- ------- ------- ------- ------- ----- --------- ---------    ----------
SUMMARY SQUARE FOOTAGE                                260,640 S.F.



-- ------- ------- ------- ------- ----- --------- ---------    ----------

                                                       % OF
HARD COSTS:                                PER S.F.    TOTAL       TOTAL
                                           --------   ------     ----------
SHELL BUILDING & SITEWORK -                  27.24     87.1%     7,100,798
GROSS RECEIPTS TAX SAVINGS (est.)            (0.38)    -1.2%      (100,703)
GRADING & STORM DRAINAGE                      0.35      1.1%        82,262
PAYMENT & PERFORMANCE BOND                    0.18      0.6%        45,957
TENANT IMPROVEMENTS -                         0.00      0.0%             0

LAND - INCLUDED IN PRIOR ISSUANCE             0.00      0.0%             0

SOFT COSTS:

ARCHITECTURAL & ENGINEERING -                 0.96      2.8%       247,963
PERMITS & UTILITY FEES -                      0.06      0.2%        22,000
EARNED INTEREST (5.0%)                       (0.28)    -0.8%       (68,482)
EQUITY FINANCING INTEREST (8.0%)              0.00      0.0%           970
PROPERTY TAX -                                0.01      0.0%         2,000
INSURANCE -                                   0.08      0.2%        21,000
LEGAL & ACCOUNTING -                          0.26      0.8%        67,000
DEVELOPER'S OVERHEAD (3%)*                    1.00      2.9%       260,000
TITLE RECORD -                                0.05      0.1%        13,000
APPRAISALS/CONSULTANTS/TOXICS-                0.21      0.6%        54,200
TRAVEL                                        0.15      0.4%        40,000
CONTINGENCY (5% OF HARD COSTS)                1.57      4.0%       368,916
                                         --------- --------     ----------
TOTAL DEPOSIT TO PROJ. CONSTR. FUND          31.29     91.6%     8,154,871
TOTAL UNDERWRITER'S DISCOUNT                  0.43      1.3%       111,250
UNDERWRITER'S & BOND COUNSEL                  0.21      0.8%        55,000
BOND ISSUANCE FEES                            0.18      0.5%        43,000
DEPOSIT TO CAPITALIZED INTEREST FUND          2.05      6.0%       534,478
                                         --------- ---------    ----------
  TOTAL USES                                 34.14    100.0%     8,398,599
-- ------- ------- ------- ------- ----- --------- ---------    ----------

* Developer's Overhead will be 3% of the final amount of the Series 1999 Bond after redemption of excess proceeds.

                                                                     EXHIBIT "C"

                        COST PROJECTION SUPPORT SCHEDULE

            BREAKDOWN                              ARCH. & ENGINEER

Proposal Amount          7,193,060         Owens Contract             199,953
Less: Site Grading         (92,262)        Will-Hayes                   3,000
                         ---------         Reaves & Sweeney Civil      15,000
Net Total Building Cost  7,100,798         Topo, ALTA, etc.            20,000
                                           Landscape Design                 0
                                           Other                       10,000
                                                                      -------
                                           Total                      247,953

                                                      CONSULTANTS

             SITEWORK                      Construction consultant      6,000
                                           Appraisal                    7,200
Site Grading                92,262         Soils                        3,000
                                           Phase One                        0
                                           Consulting Fees              5,000
                                           Sprinkler consultants        3,000
                                           Construction testing        30,000
                                                                      -------
                                           Total                       54,200
              LEGAL

Tax Attorney                 3,000
Reviewing Bond Attorney     25,000                  BOND ISSUANCE FEES
Lease Counsel               20,000
Construction Contracts       6,000         Financial Advisor            7,000
Arch & Eng Contract          3,000         Validation                     500
Accounting & Tax Prep       10,000         Trustee & Counsel Fees       9,000
W-S Lease & Bond Counsel         0         POS/Official Statement       5,500
                         ---------         Issuer's Fee                15,000
Total                       67,000         Miscellaneous Fees           6,000
                                                                      -------
Underwriter's Counsel       21,000         Total                       43,000
Bond Counsel                34,000

WILLIAMS-SONOMA              CASH FLOW PROJECTIONS

CONSTRUCTION AND LEASEUP INTEREST CARRY -

                                                                        MONTH
                                  --------------------------------------------------------------------------------------
                                     1        2          3           4           5           6          7         8
                                  ------   -------   ---------   ---------   ---------   ---------  ---------  ---------
SOURCES OF FUNDS:                 Jul-99    Aug-99     Sep-99     Oct-99      Nov-99      Dec-99    Jan-2000   Feb-2000    TOTALS
-----------------                 ------   -------   ---------   ---------   ---------   ---------  ---------  ---------  ---------
MEMBER LOAN TO LLC                29,100    57,294    (115,391)                                                                   0

CUMULATIVE LLC FUNDING            29,100   116,384           0           0           0           0          0          0          0
                                  ------   -------   ---------   ---------   ---------   ---------  ---------  ---------  ---------
BOND FINANCING                         0         0   6,598,589           0           0           0          0          0
CUMULATIVE BOND FUNDING                0         0   6,598,589           0           0           0          0          0  6,598,589
                                  ------   -------   ---------   ---------   ---------   ---------  ---------  ---------  ---------
TOTAL SOURCES OF FUNDS            29,100    57,294   6,732,205           0           0           0          0          0  6,598,589
                                  ------   -------   ---------   ---------   ---------   ---------  ---------  ---------  ---------

USES OF FUNDS:

SHELL BUILDING & SITEWORK -                          2,130,238   1,426,150   1,420,180   1,420,188    710,080             7,000,798
GROSS RECEIPTS TAX SAVINGS (est.)                                                                    (100,703)            ( 100,703)
GRADING & STORM DRAINAGE                                92,282                                                               92,282
PAYMENT & PERFORMANCE BOND                              45,957                                                               45,957
TENANT IMPROVEMENTS -                                                                                                             0

LAND - INCLUDED IN PRIOR ISSUANCE                                                                                                 0

SOFT COSTS:

ARCHITECTURAL & ENGINEERING -                                      123,977     123,977                                      247,853
PERMITS & UTILITY FEES -                    22,000                                                                           22,000
EARNED INTEREST (50%)                                  (26,655)    (19,650)    (13,090)     (5,752)    (3,099)              (68,482)
EQUITY FINANCING INTEREST (8.0%)               194         776                                                                  970
PROPERTY TAX -                               2,000                                                                            2,000
INSURANCE -                                 21,000                                                                           21,000
LEGAL & ACCOUNTING -              13,400    13,400      13,400      13,400      13,400                                       67,000
DEVELOPER'S OVERHEAD (3%)                                                                  250,000                          250,000
TITLE RECORD -                              13,000                                                                           13,000
APPRAISAL/CONSULTANTS/TOXICS -     9,033     9,033       9,033       9,033       9,033       9,033                           54,200
TRAVEL -                           6,667     6,667       6,667       6,667       6,667       6,667                           40,000
CONTINGENCY (5% OF HARD COSTS)         0         0     113,423      71,008      71,008      30,469                          358,916
                                  ------   -------   ---------   ---------   ---------   ---------  ---------  ---------  ---------
TOTAL MONTHLY DRAWS FROM PROJ
CON. FUND                         29,100    37,294   2,365,103   1,524,358   1,631,154   1,761,118    836,747          0  8,154,871
TOTAL UNDERWRITER'S DISCOUNT                           111,250                                                              111,250
PURCHASER'S & BOND COUNSEL                              55,000                                                               55,000
BOND ISSUANCE FEES                                      43,000                                                               43,000
DEPOSIT TO CAPITALIZED
INTEREST FUND                                          534,478                                                              534,478
                                  ------   -------   ---------   ---------   ---------   ---------  ---------  ---------  ---------
TOTAL USES                        29,100    37,294   3,128,830   1,624,358   1,631,154   1,761,116    636,747          0  8,898,699
CUMULATIVE BALANCE                29,100   116,394   2,501,487   4,125,854   5,757,008   7,310,124  8,154,871  8,154,871
PER S.F. UNIT COST                  0.11      0.45        9.00       16.83       22.09       28.84      31.29      31.29
BOND INTEREST (9.75%)                                   50,302      68,593      68,593      68,593     68,593     68,593    393,269
FINANCING INTEREST ON
LOAN (8.0%)                          194       776                                                                              970

                                   EXHIBIT "D"

                             Addition Rent Schedule


                                  See Attached

                                   EXHIBIT "D"

                                                                                                GLOBAL
    LEASE                                                      BASIC          COMPANY           BASIC
    QRTS     DATE         INTEREST          SINK FUND          RENT           PAYMENT           RENT
---------------------------------------------------------------------------------------------------------
       0   01/01/00       $274,417                 $0        $274,417         $11,125           $285,542
       1   04/01/00       $205,813                 $0        $205,813         $11,125           $216,938
       2   07/01/00       $205,813            $65,000        $270,813         $11,125           $281,938
       3   10/01/00       $204,309                 $0        $204,309         $11,125           $215,434
       4   01/01/01       $204,309            $70,000        $274,309         $11,125           $285,434
       5   04/01/01       $202,691                 $0        $202,691         $11,125           $213,816
       6   07/01/01       $202,691            $70,000        $272,691         $11,125           $283,816
       7   10/01/01       $201,072                 $0        $201,072         $11,125           $212,197
       8   01/01/02       $201,072            $75,000        $276,072         $11,125           $287,197
       9   04/01/02       $199,338                 $0        $199,338         $11,125           $210,463
      10   07/01/02       $199,338            $75,000        $274,338         $11,125           $285,463
      11   10/01/02       $197,603                 $0        $197,603         $11,125           $208,728
      12   01/01/03       $197,603            $85,000        $282,603         $11,125           $293,728
      13   04/01/03       $195,638                 $0        $195,638         $11,125           $206,763
      14   07/01/03       $195,638            $85,000        $280,638         $11,125           $291,763
      15   10/01/03       $193,672                 $0        $193,672         $11,125           $204,797
      16   01/01/04       $193,672            $90,000        $283,672         $11,125           $294,797
      17   04/01/04       $191,591                 $0        $191,591         $11,125           $202,716
      18   07/01/04       $191,591            $95,000        $286,591         $11,125           $297,716
      19   10/01/04       $189,394                 $0        $189,394         $11,125           $200,519
      20   01/01/05       $189,394           $100,000        $289,394         $11,125           $300,519
      21   04/01/05       $187,081                 $0        $187,081         $11,125           $198,206
      22   07/01/05       $187,081           $105,000        $292,081         $11,125           $303,206
      23   10/01/05       $184,653                 $0        $184,653         $11,125           $195,778
      24   01/01/06       $184,653           $105,000        $289,653         $11,125           $300,778
      25   04/01/06       $182,225                 $0        $182,225         $11,125           $193,350
      26   07/01/06       $182,225           $110,000        $292,225         $11,125           $303,350
      27   10/01/06       $179,681                 $0        $179,681         $11,125           $190,806
      28   01/01/07       $179,681           $120,000        $299,681         $11,125           $310,806
      29   04/01/07       $176,906                 $0        $176,906         $11,125           $188,031
      30   07/01/07       $176,906           $125,000        $301,906         $11,125           $313,031
      31   10/01/07       $174,016                 $0        $174,016         $11,125           $185,141
      32   01/01/08       $174,016           $130,000        $304,016         $11,125           $315,141
      33   04/01/08       $171,009                 $0        $171,009         $11,125           $182,134
      34   07/01/08       $171,009           $135,000        $306,009         $11,125           $317,134
      35   10/01/08       $167,888                 $0        $167,888         $11,125           $179,013
      36   01/01/09       $167,888           $140,000        $307,888         $11,125           $319,013

                                   EXHIBIT "D"

                                                                                                GLOBAL
    LEASE                                                      BASIC          COMPANY           BASIC
    QRTS     DATE         INTEREST          SINK FUND          RENT           PAYMENT           RENT
---------------------------------------------------------------------------------------------------------
      37   04/01/09       $164,650                 $0        $164,650         $11,125           $175,775
      38   07/01/09       $164,650           $145,000        $309,650         $11,125           $320,775
      39   10/01/09       $161,297                 $0        $161,297         $11,125           $172,422
      40   01/01/10       $161,297           $155,000        $316,297         $11,125           $327,422
      41   04/01/10       $157,713                 $0        $157,713         $11,125           $168,838
      42   07/01/10       $157,713           $160,000        $317,713         $11,125           $328,838
      43   10/01/10       $154,013                 $0        $154,013         $11,125           $165,138
      44   01/01/11       $154,013           $170,000        $324,013         $11,125           $335,138
      45   04/01/11       $150,081                 $0        $150,081         $11,125           $161,206
      46   07/01/11       $150,081           $180,000        $330,081         $11,125           $341,206
      47   10/01/11       $145,919                 $0        $145,919         $11,125           $157,044
      48   01/01/12       $145,919           $180,000        $325,919         $11,125           $337,044
      49   04/01/12       $141,756                 $0        $141,756         $11,125           $152,881
      50   07/01/12       $141,756           $190,000        $331,756         $11,125           $342,881
      51   10/01/12       $137,363                 $0        $137,363         $11,125           $148,488
      52   01/01/13       $137,363           $205,000        $342,363         $11,125           $353,488
      53   04/01/13       $132,622                 $0        $132,622         $11,125           $143,747
      54   07/01/13       $132,622           $210,000        $342,622         $11,125           $353,747
      55   10/01/13       $127,766                 $0        $127,766         $11,125           $138,891
      56   01/01/14       $127,766           $220,000        $347,766         $11,125           $358,891
      57   04/01/14       $122,678                 $0        $122,678         $11,125           $133,803
      58   07/01/14       $122,678           $230,000        $352,678         $11,125           $363,803
      59   10/01/14       $117,359                 $0        $117,359         $11,125           $128,484
      60   01/01/15       $117,359           $240,000        $357,359         $11,125           $368,484
      61   04/01/15       $111,809                 $0        $111,809         $11,125           $122,934
      62   07/01/15       $111,809           $250,000        $361,809         $11,125           $372,934
      63   10/01/15       $106,028                 $0        $106,028         $11,125           $117,153
      64   01/01/16       $106,028           $270,000        $376,028         $11,125           $387,153
      65   04/01/16        $99,784                 $0         $99,784         $11,125           $110,909
      66   07/01/16        $99,784           $280,000        $379,784         $11,125           $390,909
      67   10/01/16        $93,309                 $0         $93,309         $11,125           $104,434
      68   01/01/17        $93,309           $285,000        $378,309         $11,125           $389,434
      69   04/01/17        $86,719                 $0         $86,719         $11,125            $97,844
      70   07/01/17        $86,719           $305,000        $391,719         $11,125           $402,844
      71   10/01/17        $79,666                 $0         $79,666         $11,125            $90,791
      72   01/01/18        $79,666           $315,000        $394,666         $11,125           $405,791
      73   04/01/18        $72,381                 $0         $72,381         $11,125            $83,506

                                   EXHIBIT "D"

                                                                                                GLOBAL
    LEASE                                                      BASIC          COMPANY           BASIC
    QRTS     DATE         INTEREST          SINK FUND          RENT           PAYMENT           RENT
---------------------------------------------------------------------------------------------------------
      74   07/01/18        $72,381           $335,000        $407,381         $11,125           $418,506
      75   10/01/18        $64,634                 $0         $64,634         $11,125            $75,759
      76   01/01/19        $64,634           $345,000        $409,634         $11,125           $420,759
      77   04/01/19        $56,656                 $0         $56,656         $11,125            $67,781
      78   07/01/19        $56,656           $365,000        $421,656         $11,125           $432,781
      79   10/01/19        $48,216                 $0         $48,216         $11,125            $59,341
      80   01/01/20        $48,216           $380,000        $428,216         $11,125           $439,341
      81   04/01/20        $39,428                 $0         $39,428         $11,125            $50,553
      82   07/01/20        $39,428           $400,000        $439,428         $11,125           $450,553
      83   10/01/20        $30,178                 $0         $30,178         $11,125            $41,303
      84   01/01/21        $30,178           $415,000        $445,178         $11,125           $456,303
      85   04/01/21        $20,581                 $0         $20,581         $11,125            $31,706
      86   07/01/21        $20,581           $435,000        $455,581         $11,125           $466,706
      87   10/01/21        $10,522                 $0         $10,522         $11,125            $21,647
      88   01/01/22        $10,522           $455,000        $465,522              $0           $465,522


                       $12,349,829         $8,900,000     $21,249,829        $979,000        $22,228,829